                                                                   EXHIBIT 10.17


                            DISTRIBUTION AGREEMENT


THIS DISTRIBUTION AGREEMENT is entered into this 1 day of July 1996 by and between BRILLIANT INTERACTIVE IDEAS PTY LTD ACN 061 288 668 of Lvl 1, 17 The Corso, Manly, NSW, 2095 (hereinafter referred to as "BII") and FUJITSU BASIC SOFTWARE CORPORATION located at 4-15-33 Shibaura, Minato-Ku, Tokyo 108, Japan (hereinafter referred to as "BSC").

WHEREAS BSC is in the business of publishing and distributing computer software in Japan and other territories around the world and BII are in the business of developing interactive multimedia software products. BSC is desirous of translating and publishing and distributing the various software products as listed in Appendix A hereto, in the Territories as defined in this agreement, that BII have developed.

WHEREAS ACSES Pty Ltd. (A.C.N. 058 427 704), being a company incorporated in the state of New South Wales, Australia and having its registered office in the said state at Level 29 Grosvenor place, 225 George Street, Sydney, N.S.W., 2000, hereinafter called "ACSES", has performed and will continue to perform certain marketing functions for BII in the Territory as the agent of BII;

NOW THEREFORE THE PARTIES do agree as follows:

1.      TERRITORY

        Territory is defined as Japan.

2.      PRODUCTS

        BII have developed a range of CD-ROM software titles, hereinafter referred to as the "Products" (as listed in Appendix A), which BSC wish to convert into Japanese and distribute in the Territory

3.      TRANSLATED PRODUCTS

        The Products shall be delivered as unprotected code hereinafter referred to as Source, that will allow BSC to translate the Products into Japanese and once the translation is complete BSC will then create object code versions in a form compatible with IBM PC running under Windows V3.x and Windows 95, as well as Macintosh from Apple Computer - such translated versions hereinafter referred to as the Translated Products. No material changes may be made to the Translated Products without the written approval of Bll. Such approval shall not be unreasonably withheld.

4.      TRANSLATION

        The cost of translating the Products to Japanese will be borne totally by BSC. Such costs of translation includes assistance provided by BII as requested in writing by BSC, which shall be provided on a time and materials basis at the following rates:

        - senior Macromind Director assistance CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION yen per hour

        - Macromind Director assistance CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION yen per hour

        - other technical assistance CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION yen per hour

        - graphical and or lay-up assistance CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION yen per hour

        - any other support CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION yen per hour or at such other amounts as agreed in writing between the parties.

5.      COPYRIGHT OWNERSHIP OF PRODUCTS AND TRANSLATED PRODUCTS

        It is agreed by BSC that the copyright and all intellectual property rights in the Products and the Translated Products shall always remain the property of BII and without limiting the generality of the preceding it is acknowledged by BSC that the Products, Source and Translated Products comprises confidential information and copyright subject matter which is the property of BII and BSC shall not do, allow, permit or cause to be done, allowed or permitted, whether by act of omission or commission anything which is inconsistent with or in derogation of BII's aforesaid proprietary rights. BSC further agrees to ensure that the Source is stored in a safe place and that no unauthorised access will be allowed to the Source.

6.      CONFIDENTIALITY AGREEMENT

        BSC agrees to execute the Confidentiality Agreement in Appendix B of this Agreement.

7.      RETAIL DISTRIBUTION RIGHTS

        BII grants to BSC the exclusive right to reproduce, publish, distribute, display and sell the Translated Products in the Territory on the Macintosh and Personal Computer platforms.

8. BSC shall not distribute or export directly or indirectly any copies of the Translated Product outside the Territory and BSC shall not distribute, sell or make available any copies of the Translated Product to anyone in the Territory, whom BSC knows or ought to know, will export copies of the Translated Product outside the Territory.

9. The rights as granted in clause 7 above are the exclusive retail rights for the Territory and shall not conflict with any other rights granted by BII.

10.     BUNDLE AND OEM RIGHTS

        BII further grants to BSC OEM and bundle rights to the Translated Products for the Territory. These rights are independent of the other rights as granted above.

11.     ROYALTY PAYABLE

        (a) BSC shall pay to BII a Net Royalty of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) yen for each translated Product sold under clause 7 above and a royalty equal to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION% of the Net Revenue received by BSC for each Translated Product sold under clause 10 above. Net Royalty is defined as the royalty payable to BII after the deduction of withholding tax or any other statutory or government taxes that may be payable on royalties to BII. Net Revenue is defined as gross revenue to which BSC is entitled from the sale of Translated Products less cash and credit returns. No royalty shall be due on Translated Products supplied at no charge to distributors, sub distributors and dealers for promotional purposes. All payments shall be in yen.

        (b) Each of BII and BSC acknowledge and agree that royalties shall be paid to ACSES (in Australia) as the payment agent of BII in the event that BSC receives a notice in writing from BII requesting BSC to do so.

12. BSC shall pay to BII, or to ACSES (in Australia) if it receives a notice of the type referred to in clause 11(b) above, the royalties due under clause 11(a) above, each calender quarter within 30 days after the end of each calender quarter.

13.     CERTIFIED SALES AND ROYALTY REPORT

        BSC shall provide BII a quarterly sales and royalty report, certified as correct by an authorized officer of BSC (the Certified Sales and Royalty Report) when remitting the royalty payments as detailed in clause 11 above. The Certified Sales and Royalty Report shall be supplied to BII within 30 days from the end of each calendar quarter.

        In the event that the Certified Sales and royalty report has not been provided to BII within 45 days from the end of the calendar quarter then BII shall be entitled to appoint an independent party to examine BSC's records for the purpose of ascertaining the royalties due for the relevant period. The cost of the independent party in determining the royalties due plus any royalties due shall be paid to BII within 14 days of BSC receiving written notification from BII of the amount due.

14. BSC shall use its best commercially reasonable endeavours to promote and expand the sale of the Translated Products in all parts of the Territory and in all sectors of the market on the maximum possible scale by all reasonable means. BSC shall fulfil all orders for the Translated Product within a reasonable time after receipt of the order and shall not make any false, misleading or deceptive statements in respect of the Translated Product.

15.     ABILITY TO CONDUCT AUDIT

        BSC shall keep complete and accurate records regarding the production, replication and distribution of the Translated Products during the period of this Agreement and for a period of 3 (three) years after the expiry or termination of this Agreement and shall upon 10 business days notice from BII allow BII or it's agent to inspect all of these records and other related documents during normal working hours. In the event of any discrepancies being noted BSC agree to pay BII within 10 days all additional moneys owing and where the discrepancy from the time of the previous audit exceeds CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of the amount that is due to BII, BSC agrees to pay all costs incurred by BII in conducting the inspection of BSC's records. BII's ability to conduct the above mentioned inspection is restricted to twice every year during the term of this agreement and on termination of this Agreement for any reason whatsoever.

16.     TERMINATION

        BII may terminate this Agreement immediately upon giving written notice to BSC if:

        (a) BSC rails to make any payment when due or otherwise breaches a major provision or warranty of this Agreement and has not rectified such breach within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY

             WITH THE SECURITIES AND EXCHANGE COMMISSION of receipt of notice from BII; or

        (b) BSC dissolves, liquidates or if bankruptcy, insolvency or winding up procedures are commenced by BSC or are brought against BSC and such proceedings are not set aside within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of their commencement.

17. BSC may terminate this Agreement Immediately upon giving written notice to BII if BII dissolves, liquidates or if bankruptcy, insolvency or winding up procedures are commenced by BII or are brought against BII or if BII otherwise breaches a major provision or warranty of this Agreement and does not rectify the breach within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION after receiving written notice of the breach from BSC.

18.     If Agreement is terminated for any reason, BSC shall:

        (a) immediately return all masters of the Products and Translated Products to BII; and

        (b) have the right to sell its existing stocks of the Translated Product for a period of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION from the date the Agreement is terminated subject to:

             (i)    payment to BII of all royalties due under this agreement;

             (ii) the wholesale selling price of the Translated Products shall not be reduced by more than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION to the wholesale selling price of the Translated Products prior to the termination of the agreement;

        (c) at the expiration of the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION period referred to in clause 18(b) above BSC shall destroy all remaining stock of the Translated Products held by BSC and provide BII with written notice certifying that all remaining stock has been destroyed;

     (d) In the event of the terms and conditions of clause 18 (b) not being adhered to by BSC then BSC agrees to destroy all remaining stock of the Translated Products held by BSC immediately on receipt of written notice from BII and provide BII with written notice certifying that all remaining stock has been destroyed;

19. BII shall be responsible for any and all other royalties due on the Products to third parties including music royalties, animation royalties and licensing royalties.

20. BII provides no warranty as to names being used including the name Brilliant Interactive Ideas in the territories in which BSC distributes. In the event a name change is needed for legal reasons then the parties shall consult as to the new name and BII shall make the necessary changes at it's expense.

21. The names used are the property of BII and BSC shall have no claim to these or any other names being used.

        BII retains any and all of the copyrights contained in the Products and Translated Products and BSC shall have no rights in the copyrights or other intellectual rights contained in the Products and Translated Products. All Translated Products shipped shall reflect the appropriate copyrights which shall be provided to BSC by BII. Any press releases or advertisement for the Translated Products shall reference BII as the developer and shall contain the appropriate copyright notices as provided.

22. BII hereby permits BSC, at the discretion of BSC, to take any and all action that BSC deems necessary to protect and enforce BII's copyright in the Products and Translated Products. BSC shall notify BII in writing of any and all action that BSC takes prior to the commencement of the action and shall keep BII fully informed of the status and progress of the action. Where as a result of such action by BSC damages are awarded then BSC shall be entitled to recover from the damages all costs incurred as a result of the action and any residual amount remaining shall be split equally between BSC and BII.

23.     REPRESENTATIONS AND WARRANTY'S

        BII represents and warrants that:-

        (a) the Products, as delivered to BSC, will not infringe the patent, copyright, trademark, trade secret or other proprietary or privacy rights of any third party. In the event that the Products as delivered to BSC do infringe the patent, copyright, trademark, trade secret or other proprietary or privacy rights of any third party then BII shall bear such costs as are required to rectify the offending infringement. Such rectification to be carried out by BII;

        (b) that BII is a corporation duly incorporated and validly existing in good standing under the laws of the state of its incorporation; and has full rights, power, legal capacity and authority to enter into this Agreement and to carry out the terms hereof and perform its obligations hereunder;

        (c) Each party shall fully indemnify the other (and its affiliates, shareholders, directors, officers, employees and agents) against all losses, costs, charges and expenses arising from such party's negligence in connection with this Agreement;

24.     ADDITIONAL RIGHTS

        BII hereby grants to BSC and BSC hereby accepts the following additional rights for the Territory and upon the terms and conditions of this Agreement:-

        (a) The right to make written summaries, extracts and synopses of the Translated Products, for the purpose of advertising, exploiting and publicising the Translated Products and to use, exhibit and or broadcast excerpts of the Translated Products for the purpose of advertising, publicising and otherwise promoting the Translated Products including without limitation the right to incorporate extracts in catalogues of all kinds, whether electronic or not;

        (b) The right to create and prepare materials for the promotion advertising and publicising of the Translated Products provided that all advertising or publicity for the Translated Products shall comply with all credit obligations of BII of which BSC shall have been given prior written notice;

        (c) The right to use the trademarks and designs on and in the Products and Translated Products in association with the sale as permitted by this Agreement.

25.     END USER TECHNICAL SUPPORT

        BSC shall provide end user technical support to all end users on the Translated Products.

26.     FREE SAMPLES

        BII agrees to allow BSC to produce fifty (50) copies, or a greater number of copies as agreed between BSC and BII, of Not For Resale units of each Product for promotional purposes. No fees or royalties shall be payable to BII for these Not For Resale units under the terms of this agreement

27. BSC agrees to provide BII with up to 100 copies of Not For Resale units of each Translated Product for BII's promotional purposes. Such Not for Resale units to be provided to BII at BSC'S cost of producing the unit.

28.     CONFIDENTIALITY

        Each party shall treat as confidential all information of a confidential nature of the other party which comes into it's possession under this Agreement.

        BSC shall Keep absolutely secret and confidential at all times all knowledge and information of which it, its employees or agents may become aware relating to the Source and shall not use, communicate, cause to be communicated, copy, make available or otherwise re-supply any Source or any part thereof to any individual, corporation or firm other than such employees, agents or representatives of BSC to whom disclosure is necessary for the purposes of this Agreement, provided always that BSC shall first take steps, with such employees, agents or representatives, to ensure that no such employee, agent or representative will make any use of any Source or disclose the same to any other person without the prior written consent of BII.

29. The term of this Agreement shall be for a period of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION from the date of first release of the Translated Products (the Release Date) into the Territory and shall be extended for a further CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (the Extended Period) provided that

        (i) BSC have paid to BII royalties or at least CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION units of each of the Translated Products (cross collateralised) in the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION prior to the Extended Period

        or

        (ii) In the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION prior to the Extended Period if BSC has not paid royalties to BII on CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION units of each of the Translated Products (cross collateralised), then BSC will pay the difference between what has been paid and that amount which is payable on CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION units to BII within 30 days of the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION anniversary of the Release Date

        or

        (iii)  by written agreement between BSC and BII.

        The terms and conditions governing any additional extensions of this Agreement after the Extended Period shall be negotiated and agreed to in writing between BSC and BII

30.     ASSIGNMENT

        This Agreement may not be assigned by either party without the express written approval of the other party. Such approval may not be unreasonably withheld.

31.     NOTICES

31.1 Any notice, communication or other document authorized or required to be given or served pursuant to this Agreement (herein referred to as a "Notice") shall unless otherwise specifically provided by this Agreement be in writing addressed as follows:-

        TO BII:                         Level 1, 17 The Corso
                                                  Manly
                                                  NSW       2095

        Telephone:                                (612) 9977 4277
        Facsimile:                                (612) 9977 4123

        For the Attention of:           Mark Miller


        TO BSC:                                   4-15-33 Shibaura
                                                  Minato-Ku
                                                  Tokyo 108
                                                  Japan

        Telephone:                                (813) 5476 2943
        Facsimile:                                (813) 5476 4522

        For the Attention of:           Koy Onaway
        or such other address as the relevant addressee may hereafter specify for such purpose to the other party to this Agreement by notice in writing.

31.2 A notice includes communication by facsimile. The sender of any communication by facsimile shall forthwith confirm the same by letter, but failure by the addressee to receive the same shall not prejudice the validity or effect of such facsimile.

31.3 A notice shall be signed or, in the case of a facsimile, purport to be signed, by the party originating the notice or by an authorized officer of the corporation.

31.4 A notice which is sent by prepaid mail shall be deemed to be received on the tenth day following the day on which it was posted.

31.5 A notice which is sent by facsimile shall be deemed to be received at the time printed on the log out by the machine on which the notice is transmitted.

32.     RELATIONSHIP OF PARTIES

        Each party is acting as an independent contractor and not as an agent, partner, or joint venturer with the other party for any purpose. Except as provided in this Agreement, neither party shall have any right, power, or authority to act or to create any obligation, express or implied, on behalf of the other.

 33.    FORCE MAJEURE.

        Neither party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party. Such acts shall include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, failure of suppliers to perform, governmental regulations, power failure(s), earthquakes, or other disasters.

34.     SURVIVAL OF CERTAIN PROVISIONS.

        The confidentiality obligations set forth in the Agreement shall survive the termination of the Agreement by either party for any reason.

35.     HEADINGS.

        The titles and headings of the various sections and paragraphs in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever, or to explain, modify, or place any construction upon or on any of the provisions of this Agreement.

36.     ALL AMENDMENTS IN WRITING.

        No provisions in either party's purchase orders, or in any other business forms employed by either party will supersede the terms and conditions of this Agreement, and no supplement, modification, or amendment of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

37.     ENTIRE AGREEMENT.

        The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject matter hereof. No representations or statements of any kind made by either party, which are not expressly stated herein, shall be binding on such party.

38.     WAIVER

        Failure by either party to insist upon the performance of any or more of the conditions hereof shall not be deemed to be a waiver of any rights and remedies that that party may have and shall not be deemed a waiver of any subsequent breach or default. No provision of this Agreement shall be deemed to have been waived unless such waiver shall be in writing and signed by a person being a director, manager, secretary or other officer of the party giving notice in that behalf.

39.     SEVERABILITY

        If any clause or part hereof shall be held or be deemed invalid or unenforceable for any reason whatsoever, then such clause or part thereof shall be deemed to be deleted from this Agreement and the Agreement shall otherwise remain in full force and effect. The parties hereto agree to replace any invalid, illegal or unenforceable provision with a provision which has the most similar permissible economic and legal effect to the invalid, illegal or unenforceable provision.

40.     WITHHOLDINGS

        All amounts payable hereunder shall be subject to all laws and regulations now or hereafter in existence requiring the deduction and / or withholding of moneys for income, sales, or other taxes assessable with respect to fees hereunder. BSC shall be entitled to withhold such taxes and remit the same to the taxing entity within the Territory and will furnish BII with certificates evidencing the withholding and payment of any such taxes. The benefit of the resultant tax credits arising from the payment of the withholding taxes shall accrue to BII.

41.     GOVERNING LAW

        This Agreement shall be deemed to have been made in the state of New South Wales, Australia and the continuation, validity and performance of this Agreement shall be governed in all respects by the laws in force of that state. The parties hereby submit to the exclusive jurisdiction of the Courts of the State of New South Wales, Australia.

        Any dispute when may arise among the parties to this Agreement in relation to the Agreement shall be settled by arbitration. Arbitration initiated by BII shall be held in Tokyo, Japan and arbitration initiated by BSC shall be held in Sydney in the state of New South Wales, Australia. All arbitration shall be conducted in accordance with the rules of Conciliation and Arbitration of the International Chamber of Commerce. The award made as a result of such arbitration shall be binding on the parties.

By their signatures below the parties agree to be bound by the terms of this Agreement.

/s/ Koy Onaway                          /s/ Mark Miller
____________________________            ____________________________
FUJITSU BASIC SOFTWARE                  BRILLIANT INTERACTIVE IDEAS
CORPORATION                             PTY LTD
                                        ACN 061 288 668


Name: - Koy Onaway                      Name; - Mark Miller
Position: - President                   Position: - Managing Director

Appendix A

The Products are:

                CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

APPENDIX B              CONFIDENTIALITY AGREEMENT


This Confidentiality Agreement is executed on the 1 July 1996

BETWEEN:     BRILLIANT INTERACTIVE IDEAS PTY LIMITED (BII)
             ACN 061 288 668

                               -of the one part

AND:         FUJITSU BASIC SOFTWARE CORPORATION (BSC)

                              -of the other part

WHEREAS:
- -------

A. BII is in the business of developing, conceiving of and causing to be created and marketed, software and all things incidental thereto being a business of a highly competitive and confidential nature.

B. BSC will have access, directly or indirectly, to technology, trade secrets, confidential information and intellectual property of BII.

NOW THIS CONFIDENTIALITY AGREEMENT WITNESS THAT:
- -----------------------------------------------

1.        For the purpose of this Confidentiality Agreement:

A. 'Technology' means and includes technology as generally understood, and all of the technology and know how in relation to computer software developed by BII and the systems, designs and documents that are or may be used in or in relation to the business of BII.

B. 'Trade Secrets' means and includes trade secrets as understood under the general law, and, without restricting the generality of the foregoing, also includes information, including a formula, design, concept, idea, flowchart, pattern, compilation, program (other than a computer program which is the subject of the description of Technology as understood in this Confidentiality Agreement), method, technique or process that is or may be used in relation to the business of BII or which relates to the Technology and/or the Intellectual Property.

C. 'Confidential Information' means and includes confidential information as under the general law and, without restricting the generality of the foregoing, also includes all and any information which relates to the Technology or the business of BII generally.

D. 'Intellectual Property' means and includes Intellectual and Industrial property as understood under the general law and all the innovations, improvements, patents, patent applications, copyright, designs, trade secrets, technology and know-how which have been created or acquired by BII in relation to the Technology, Confidential Information or Trade Secrets.

E. 'Documents' includes notes, working notes, manuals, diagrams, graphs, software listings, charts, flow charts, documents, memoranda, lists, projections, specifications, estimates, plans, proposals, designs, market research information, customer lists; suppliers, and any other written or recorded matter whether of a like or different nature.

F. 'Subject Matter of this Confidentiality Agreement' means all the Technology, Trade Secrets, Confidential Information, Intellectual Property, Documents, Products, Translated Products and Source or any of them.

BSC agrees with BII that:

2.(a) The Subject Matter of this Confidentiality Agreement is the sole and absolute property of BII and BSC hereby assigns transfers and makes over to and in favour of BII all and any of the Subject Matter of this Agreement as BSC may have had or in the future may have a connection with in its creation or conception during and as part of or arising from BSC's contact with the subject Matter of this Agreement and with BII;

2.(b) If BSC during the operation of this Agreement, and arising directly or indirectly out of carrying out its functions with BII, creates, develops or evolves in whole or in part matter which may be the subject of copyright, patents, designs, processes or any Intellectual Property (whether of a like or different nature) BSC expressly agrees and acknowledges that such copyright, patents, design, process or Intellectual Property shall be deemed always to have been the property of BII and that BSC has no claim whatsoever in respect thereof (whether for remuneration or otherwise) and in so far as may be necessary to give effect hereto BSC assigns, makes over and transfers to the Company all of its right, title and interest in and to the foregoing.

3.(a) All Documents and Source, or any other item of a potentially confidential nature and which falls within The Subject Matter of this Agreement, is and always shall have been deemed to be proprietary and confidential to BII.

3.(b) During the operation of this Agreement and at all times thereafter BSC shall not disclose any of The Subject Matter of this Deed, whether directly or indirectly to any other firm, person, business or corporation whether in Australia or anywhere else in the world.

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

4. At any time upon the request of BII and, in any event, upon termination or determination of BSC's involvement with BII, BSC shall deliver or cause to be delivered to the company all Documents, programs (including computer programs), object code, and source code, in relation or connection thereto and all copies thereof in BSC's custody, relating to or concerning The Subject Matter of this Agreement to which BSC has access to or obtained during the course of the operation of this Agreement or which BSC may have developed, drafted or otherwise caused to come into existence and shall cause same to be deleted from all BSC computer systems.

5. The provisions of this Agreement shall continue to apply after the termination or determination of the involvement of BSC with BII without limitation as to time but shall cease to apply to information or knowledge which shall come into the public domain through proper sources and not by breach of confidence or unauthorised disclosure by BSC or any other person.

6. In this Agreement unless inconsistent with or repugnant to the context:

          (a) Reference to the singular number shall include the plural number and vice versa.

          (b) Reference to any particular gender shall include every other gender.

          (c)  The word "person" shall include a corporation and vice versa.

By their signatures below the parties agree to be bound by the terms of this Agreement.

/s/ Koy Onaway                          /s/ Mark Miller
____________________________            ____________________________
FUJITSU BASIC SOFTWARE                  BRILLIANT INTERACTIVE IDEAS
CORPORATION                             PTY LTD
                                        ACN 061 288 668


Name: - Koy Onaway                      Name: - Mark Miller
Position: - President                   Position: - Managing Director

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